                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4A

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance               Interest             Principal            Total
-----------------------------------------------------------------------------------------------------------------------------
A                         650,000,000.00        408,118,316.50        1,682,935.40          9,113,362.43        10,796,297.83
A Certificate                          -                     -          645,991.51                     -           645,991.51

Totals                    650,000,000.00        408,118,316.50        2,328,926.91          9,113,362.43        11,442,289.34

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
-----------------------------------------------------------------------------------------------------------------------------
A                         -                     -                      399,004,954.07       4.788750%            4.505000%
A Certificate             -                     -                                   -              NA                   NA

Totals                    -                     -                      399,004,954.07

                                           Prior                                                                          Current
                                           Principal                                                                      Principal
Class                     CUSIP            Balance            Interest            Principal            Total              Balance
------------------------------------------------------------------------------------------------------------------------------------
A                         00755WGC4        627.874333         2.589131            14.020558            16.609689          613.853775
A Certificate                                0.000000         0.993833             0.000000             0.993833            0.000000

Delinquent Loan Information:

                                                                                  90+ Days          Loans               Loans
                                       30-59                 60-89                excldg f/c,REO    in                  in
                                       Days                  Days                 & Bkrptcy         Bankruptcy          REO
------------------------------------------------------------------------------------------------------------------------------------
Trust A          Principal Balance     11,071,090.14         2,894,041.67         592,211.27        13,113,384.66       5,757,181.14
                 % of Pool Balance          2.61264%             0.68296%           0.13975%             3.09460%           1.35862%
                 Number of Loans                 193                   50                 12                  215                 84
                 % of Loans                 2.82081%             0.73078%           0.17539%             3.14236%           1.22771%

                                       Loans
                                       in
                                       Foreclosure
----------------------------------------------------
Trust A          Principal Balance     14,755,047.60
                 % of Pool Balance          3.48201%
                 Number of Loans                 257
                 % of Loans                 3.75621%

General Mortgage Loan Information:
                                                                                                                       Trust A
                                                                                                                   --------------
Beginning Aggregate Mortgage Loan Balance                                                                          432,864,536.30
Prefunding                                                                                                                   0.00
Principal Reduction                                                                                                  9,113,362.43
Ending Aggregate Mortgage Loan Balance                                                                             423,751,173.87

Beginning Aggregate Mortgage Loan Count                                                                                      6977
Ending Aggregate Mortgage Loan Count                                                                                         6842

Current Weighted Average Coupon Rate                                                                                    9.504622%
Next Weighted Average Coupon Rate                                                                                       9.496822%

Mortgage Loan Principal Reduction Information:
                                                                                                                       Trust A
                                                                                                                   --------------
Scheduled Principal                                                                                                    628,895.29
Curtailments                                                                                                           149,689.18
Prepayments                                                                                                          6,903,408.26
Repurchases                                                                                                                  0.00
Substitutions                                                                                                                0.00
Liquidation Proceeds                                                                                                 1,431,369.70
Other Principal                                                                                                              0.00

Less: Realized Losses                                                                                                  747,992.39

Total Principal Reduction                                                                                            9,861,354.82
Servicer Information:
                                                                                                                       Trust A
                                                                                                                   --------------
Accrued Servicing Fee for the Current Period                                                                           180,360.22
Less: Amounts to Cover Interest Shortfalls                                                                               3,949.81
Less: Delinquent Service Fees                                                                                           52,013.74
Collected Servicing Fees for Current Period:                                                                           124,396.67

Advanced Principal                                                                                                            N/A
Advanced Interest                                                                                                      980,535.13

                                        Other                Scheduled            Interest        Available        Available Funds
                  Prepayment            Unscheduled          Principal            Carry           Funds Cap        Cap Carry
                  Principal             Principal            Distribution         Forward         Current          Forward
Class             Distributed           Distributed          Amount               Amount          Amount           Amount
----------------------------------------------------------------------------------------------------------------------------------
Class A           6,903,408.26          1,581,058.88         8,365,370.04         -               -                -
                             -                     -                    -         -               -                -

Total             6,903,408.26          1,581,058.88         8,365,370.04         -               -                -

                  Applied
                  Realized Loss
                  Amount
-------------------------------
Class A           -
                  -

Total             -

                                                             Prior                                                        Current
                    Has a                Remaining           Over-              Accelerated             Extra               Over
                Trigger Event           Pre-Funded         Collateral            Principal            Principal          Collateral
                   Occurred               Amount             Amount             Distributed          Distributed           Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust A              NO                    0.00          24,746,219.80           747,992.39              0.00          24,746,219.80

                  Specified               Over-
                    Over-               Collateral
                  Collateral              Deficit
                    Amount                Amount
--------------------------------------------------
Trust A         24,746,219.80              0.00

Trust A Insured Payment                                                                                                0.00
Pool Rolling six month delinquency rate                                                                            0.045751
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                         0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                   0.00%
Book Value of REO loans                                                                                        7,246,182.61
Cumulative Number of Mortgage loans repurchased to date                                                                  11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                     126,416.87
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                  0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                                           0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                          2,395,962.75

Principal Collected:                                                                 7,681,992.73

Insurance Proceeds Received:                                                                 0.00

Net Liquidation Proceeds:                                                              683,377.31

Delinquency Advances on Mortgage Interest:                                             980,535.13

Delinquency Advances on Mortgage Principal                                                     NA

Repurchase and Substitution Amounts:                                                         0.00

Trust Termination Proceeds:                                                                  0.00

Investment Earnings on Note Account:                                                     4,787.08

Capitalized Interest Requirement:                                                            0.00

Capitalized Interest Fund Earnings                                                           0.00

Capitalized Interest Account                                                                 0.00

Investment Earnings on Pre-Funding Account                                                   0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                            -

Sum of the Above Amounts:                                                                          11,746,655.00

LESS:

Servicing Fees (including PPIS):                                                       128,346.48

Non Recoverable Advance                                                                  2,586.67

Indenture Trustee Fees:                                                                  2,525.04

Owner Trustee Fees:                                                                        277.78

Insurance Premiums:                                                                     44,212.82

Reimbursement of Delinquency Advances/Servicing Advances                               126,416.87

Total Reductions to Available Funds Amount:                                                           304,365.66

Total Available Funds:                                                                                             11,442,289.34

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4B

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance                Interest             Principal            Total
-------------------------------------------------------------------------------------------------------------------------------
B                         350,000,000.00        218,303,969.49           900,208.25         5,491,729.62         6,391,937.87
B Certificate                          -                     -           391,472.52                    -           391,472.52

Totals                    350,000,000.00        218,303,969.49         1,291,680.77         5,491,729.62         6,783,410.39

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
------------------------------------------------------------------------------------------------------------------------------
B                         -                     -                      212,812,239.87       4.788750%            4.505000%
B Certificate             -                     -                                   -              NA                   NA

Totals                    -                     -                      212,812,239.87

                                           Prior                                                                          Current
                                           Principal                                                                      Principal
Class                     CUSIP            Balance            Interest            Principal            Total              Balance
------------------------------------------------------------------------------------------------------------------------------------
B                         00755WGD2        623.725627         2.572024            15.690656            18.262680          608.034971
B Certificate                                0.000000         0.602265             0.000000             0.602265            0.000000

Delinquent Loan Information:

                                                                                90+ Days           Loans                Loans
                                      30-59                60-89                excldg f/c,REO     in                   in
                                      Days                 Days                 & Bkrptcy          Bankruptcy           REO
------------------------------------------------------------------------------------------------------------------------------------
Trust B         Principal Balance     5,837,394.23         1,166,997.02         413,668.16         9,070,762.69        3,305,166.80
                % of Pool Balance         2.58135%             0.51606%           0.18293%             4.01118%            1.46158%
                Number of Loans                 96                   20                  5                  139                  51
                % of Loans                3.14857%             0.65595%           0.16399%             4.55887%            1.67268%

                                      Loans
                                      in
                                      Foreclosure
--------------------------------------------------
Trust B         Principal Balance     7,876,096.46
                % of Pool Balance         3.48289%
                Number of Loans                137
                % of Loans                4.49328%

General Mortgage Loan Information:
                                                                                                                        Trust B
                                                                                                                     --------------
Beginning Aggregate Mortgage Loan Balance                                                                            231,628,842.59
Subsequent Mortgage Loans Added This Period                                                                                    0.00
Principal Reduction                                                                                                    5,491,729.62
Ending Aggregate Mortgage Loan Balance                                                                               226,137,112.97

Beginning Aggregate Mortgage Loan Count                                                                                       3,116
Ending Aggregate Mortgage Loan Count                                                                                          3,049

Current Weighted Average Coupon Rate                                                                                      9.484105%
Next Weighted Average Coupon Rate                                                                                         9.477325%

Mortgage Loan Principal Reduction Information:
                                                                                                                        Trust B
                                                                                                                     --------------
Scheduled Principal                                                                                                      315,039.97
Curtailments                                                                                                              97,396.48
Prepayments                                                                                                            4,490,671.77
Repurchases                                                                                                                    0.00
Substitutions                                                                                                                  0.00
Liquidation Proceeds                                                                                                     588,621.40
Other Principal                                                                                                                0.00

Less: Realized Losses                                                                                                    348,807.13

Total Principal Reduction                                                                                              5,840,536.75

Servicer Information:
                                                                                                                        Trust B
                                                                                                                     --------------
Accrued Servicing Fee for the Current Period                                                                              96,512.02
Less: Amounts to Cover Interest Shortfalls                                                                                 4,472.54
Less: Delinquent Service Fees                                                                                             28,056.81
Collected Servicing Fees for Current Period:                                                                              63,982.67

Advanced Principal                                                                                                              N/A
Advanced Interest                                                                                                        534,475.90

                                          Other              Scheduled            Interest       Available       Available Funds
                    Prepayment            Unscheduled        Principal            Carry          Funds Cap       Cap Carry
                    Principal             Principal          Distribution         Forward        Current         Forward
Class               Distributed           Distributed        Amount               Amount         Amount          Amount
----------------------------------------------------------------------------------------------------------------------------------
Class B             4,490,671.77          686,017.88         5,142,922.49         -              -               -
                               -                   -                    -         -              -               -

Total               4,490,671.77          686,017.88         5,142,922.49         -              -               -

                     Unpaid
                     Realized Loss
                     Amount
-----------------------------------
Class B              -
                     -


                       Has a                Remaining            Over-              Accelerated          Extra             Over
                   Trigger Event           Pre-Funded          Collateral            Principal         Principal        Collateral
                      Occurred               Amount              Amount             Distributed       Distributed         Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust B                 NO                    0.00           13,324,873.10           348,807.13          0.00          13,324,873.10

                     Specified               Over-
                       Over-               Collateral
                     Collateral              Deficit
                       Amount                Amount
-----------------------------------------------------
Trust B            13,324,873.10              0.00

Trust B Insured Payment                                                                                              0.00
Pool Rolling six month delinquency rate                                                                              0.05
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                       0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                 0.00%
Book Value of REO loans                                                                                      4,026,383.90
Cumulative Number of Mortgage loans repurchased to date                                                                 8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                    70,828.46
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                         0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                           1,268,127.41

Principal Collected:                                                                  4,903,108.22

Insurance Proceeds Received:                                                                     -

Net Liquidation Proceeds:                                                               239,814.27

Delinquency Advances on Mortgage Interest:                                              534,475.90

Delinquency Advances on Mortgage Principal                                                      NA

Repurchase and Substitution Amounts:                                                             -

Trust Termination Proceeds:                                                                      -

Investment Earnings on Note Account:                                                      2,836.67

Capitalized Interest Requirement:                                                             0.00

Capitalized Interest Account  Earnings                                                        0.00

Capitalized Interest Account                                                                  0.00

Reversal of Realized Loss Amount                                                                 -

Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                          0.00

Sum of the Above Amounts:                                                                            6,948,362.47

LESS:

Servicing Fees (including PPIS):                                                         68,455.21

Non-Recoverable Advance                                                                     389.86

Indenture Trustee Fees:                                                                   1,351.17

Owner Trustee Fees:                                                                         277.78

Insurance Premiums:                                                                      23,649.60

Reimbursement of Delinquency Advances/Servicing Advances                                 70,828.46

Total Reductions to Available Funds Amount:                                                            164,952.08

Total Available Funds:                                                                                              6,783,410.39

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4C

                         Statement to Certificateholders

                          Original             Prior
                          Face                 Principal
Class                     Value                Balance                 Interest             Principal          Total
---------------------------------------------------------------------------------------------------------------------------
C                         100,000,000.00       44,276,079.01           176,859.88           953,978.42         1,130,838.30
C Certificate                          -                   -           178,808.29                    -           178,808.29

Totals                    100,000,000.00       44,276,079.01           355,668.17           953,978.42         1,309,646.59

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
----------------------------------------------------------------------------------------------------------------------------
C                         -                     -                      43,322,100.59        4.638750%            4.355000%
C Certificate             -                     -                                  -               NA                   NA

Totals                    -                     -                      43,322,100.59

                                                Prior                                                                     Current
                                                Principal                                                                 Principal
Class                     CUSIP                 Balance             Interest          Principal           Total           Balance
------------------------------------------------------------------------------------------------------------------------------------
C                         00755WGE0             442.760790          1.768599          9.539784            11.308383       433.221006
C Certificate                                     0.000000          0.275090          0.000000             0.275090         0.000000

Delinquent Loan Information:

                                                                                 90+ Days           Loans               Loans
                                        30-59               60-89                excldg f/c,REO     in                  in
                                        Days                Days                 & Bkrptcy          Bankruptcy          REO
------------------------------------------------------------------------------------------------------------------------------------
Trust C           Principal Balance     1,584,788.62        225,025.35           102,817.70         3,201,765.72        1,083,648.16
                  % of Pool Balance         3.30281%          0.46897%             0.21428%             6.67270%            2.25840%
                  Number of Loans                 21                 5                    2                   32                  13
                  % of Loans                3.78378%          0.90090%             0.36036%             5.76577%            2.34234%

                                        Loans
                                        in
                                        Foreclosure
----------------------------------------------------
Trust C           Principal Balance     2,964,235.85
                  % of Pool Balance         6.17767%
                  Number of Loans                 33
                  % of Loans                5.94595%

General Mortgage Loan Information:
                                                                                                                     Trust C
                                                                                                                   -------------
Beginning Aggregate Mortgage Loan Balance                                                                          49,062,869.29
Prefunding                                                                                                                   N/A
Principal Reduction                                                                                                 1,079,796.11
Ending Aggregate Mortgage Loan Balance                                                                             47,983,073.18

Beginning Aggregate Mortgage Loan Count                                                                                      566
Ending Aggregate Mortgage Loan Count                                                                                         555

Current Weighted Average Coupon Rate                                                                                  10.277738%
Next Weighted Average Coupon Rate                                                                                     10.284277%

Mortgage Loan Principal Reduction Information:
                                                                                                                     Trust C
                                                                                                                   -------------
Scheduled Principal                                                                                                    19,304.12
Curtailments                                                                                                           65,491.66
Prepayments                                                                                                           504,998.35
Repurchases                                                                                                                 0.00
Substitutions                                                                                                               0.00
Liquidation Proceeds                                                                                                  490,001.98
Other Principal                                                                                                             0.00

Less: Realized Losses                                                                                                 159,726.43

Total Principal Reduction                                                                                           1,239,522.54

Servicer Information:
                                                                                                                     Trust C
                                                                                                                   -------------
Accrued Servicing Fee for the Current Period                                                                           20,442.86
Less: Amounts to Cover Interest Shortfalls                                                                                452.74
Less: Delinquent Service Fees                                                                                           7,848.83
Collected Servicing Fees for Current Period:                                                                           12,141.29

Advanced Principal                                                                                                           N/A
Advanced Interest                                                                                                     160,312.87

                                         Other                Scheduled            Interest        Available       Available Funds
                   Prepayment            Unscheduled          Principal            Carry           Funds Cap       Cap Carry
                   Principal             Principal            Distribution         Forward         Current         Forward
Class              Distributed           Distributed          Amount               Amount          Amount          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class C            504,998.35            555,493.64           920,069.68           -               -               -
                            -                     -                    -           -               -               -

                    Unpaid
                    Realized Loss
                    Amount
---------------------------------
Class C             -
                    -


                                                     Prior                                                         Current
                       Has a                         Over-              Accelerated            Amounts              Over
                   Trigger Event                   Collateral            Principal          From Reserve         Collateral
                      Occurred                       Amount             Distributed             Fund               Amount
--------------------------------------------------------------------------------------------------------------------------------
Trust C                 NO                        4,786,790.28           33,908.74              0.00            4,660,972.59

                     Specified               Over-
                       Over-               Collateral
                     Collateral              Deficit
                       Amount                Amount
-----------------------------------------------------
Trust C             4,660,972.58              0.00

Trust C Insured Payment                                                                                                     0.00
Pool Rolling six month delinquency rate                                                                                     0.08
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                              0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                        0.00%
Book Value of REO loans                                                                                             1,025,087.02
Cumulative Number of Mortgage loans repurchased to date                                                                        3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                            4,037.31
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                       0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                0.00


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                          252,051.04

Principal Collected:                                                                 589,794.13

Insurance Proceeds Received:                                                                  -

Net Liquidation Proceeds:                                                            330,275.55

Delinquency Advances on Mortgage Interest:                                           160,312.87

Delinquency Advances on Mortgage Principal                                                   NA

Repurchase and Substitution Amounts:                                                          -

Trust Termination Proceeds:                                                                   -

Investment Earnings on Note Account:                                                     547.92

Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                          -

Sum of the Above Amounts:                                                                         1,332,981.51

LESS:

Servicing Fees (including PPIS):                                                      12,594.03

Non-Recoverable Advance                                                                  420.61

Indenture Trustee Fees:                                                                  286.20

Owner Trustee Fees:                                                                      277.78

Insurance Premiums:                                                                    5,718.99

Reimbursement of Delinquency Advances/Servicing Advances                               4,037.31

Total Reductions to Available Funds Amount:                                                          23,334.92

Total Available Funds:                                                                                           1,309,646.59